Exhibit 99.1

Outlease Agreement Revised 10.19. 2016 RMH

Facility Name/Location	Finance/Sublocation No.	Project Number:
Jackson Main Office	053774-G01
424 Sutter St
Jackson, CA 95642-9998

THIS OUTLEASE AGREEMENT (“Outlease”), is entered into by and between the UNITED STATES POSTAL SERVICE, hereinafter called Lessor, and American River Bank, a California Corporation, hereinafter called the Lessee, whose address is 1545 River Park Drive Suite # 107 Sacramento, CA 95815, to use and occupy the property hereinafter described under the terms and subject to the conditions contained herein.

1.	Premises: In consideration of the rents, covenants and agreements hereinafter on the part of Lessee to pay, keep, and perform, the Lessor does demise and lease to the Lessee and Lessee hereby leases from Lessor, the following described premises (the "Premises"): The Premises are located in a building (the "Building") having a municipal address of 424 Sutter St Jackson CA 95642. The Premises are located on site and the approximate location as described Exhibit "A" attached hereto and incorporated herein. The parties agree that the rentable area of the Premises is approximately 3600 square feet.

2.	Outlease Term: The fixed term of this Outlease shall begin on June 01, 2017 (“Outlease Commencement Date”), and end on May 31, 2022, unless terminated prior thereto pursuant to the terms hereof (hereinafter referred to as the “Outlease Term”).

3.	Rental Rate: Beginning on the Outlease Commencement Date and for each calendar month, Lessee shall pay the Lessor rent (“Rent”), as set out in the schedule below, which shall be due and payable on a monthly basis in advance, without demand or set-off, in the amount of:

3a.

Months	Monthly Rent	Annual Rent
06/01/2017 – 05/31/2022	$3,600.00	$43,200.00

3b.

Renewal	Monthly Rent	Annual Rent
06/01/2022 – 05/31/2027	$3,708.00	$44,496.00
06/01/2027 – 05/31/2032	$3,819.00	$45,828.00

A security deposit of $3,536.00 is currently being held by the Lessor. The Lessor shall hold the Security Deposit until the end of the Outlease Term and shall release the same after the Contracting Officer is satisfied in its reasonable discretion that the Lessee is not in default under this Outlease and has restored the Premises in accordance with Sections 9 and 11.

All Rent payments are due and payable on the 1st of each month (“Rent Due Date”) in accordance with the above schedule and should be delivered to the Accounting Service Center, US Postal Service, Disbursing Office, P.O. Box 21888, Eagan MN 55121-0888.

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Outlease Agreement Revised 10.19. 2016 RMH

4. Renewal Option(s): Two (2) five-year automatic renewal term, subject to the underlying Outlease Agreement, unless Lessee provides Lessor written notice, no later than sixty (60) days prior to the end of the then-current term, of Lessee’s intent not to renew the next term. Annual rental rates are as stated above in 3b.

5. Termination: Lessor has the right to terminate and reclaim the Premises at no cost or liability to Lessor by providing Lessee a 180 days’ written notice. Such termination shall become effective on the date set forth in such notice.

6. Use: Lessee shall use the Premises exclusively for: Bank Retail Operation and ATM machine. Lessee shall use reasonable care in the occupation and use of the Premises and shall not interfere with Lessor’s operations. Lessee, Lessee’s agents, employees, invitees and visitors may use the Premises only for lawful purposes consistent with the requirements of applicable laws, codes and regulations, and shall comply fully with the Rules and Regulations Governing Conduct on Postal Property, 39 C.F.R., Part 232, promulgated by Lessor, attached hereto and incorporated herein as Exhibit C (“Lessor Rules”) which may be revised from time to time. Lessee agrees not to use the Premises in any way which, in the reasonable judgment of the Lessor, poses a hazard to the Lessor, or other tenants or occupants in the Building, the general public, the Premises or the Building in part or whole. Lessee will not use or occupy the Premises for any disorderly, unlawful or extra-hazardous purposes, or for any purpose that will constitute waste, nuisance or unreasonable annoyance to Lessor or other tenants or occupants of the Building or the general public, or for any purpose prohibited by Lessor’s Rules.

7. Inspection: Lessee has inspected and knows the condition of the Premises and agrees to accept same in its ‘as is’ condition including wear and tear thereafter, with all faults, including defects seen and unseen and all conditions natural and artificial and including environmental conditions, without any representation of any kind, express or implied.  Lessee accepts all responsibility to  inspect the Premises for patent and latent defects and in entering into this Outlease, Lessee has not been induced by, and has not relied upon, any representations, warranties, or statements, whether express or implied by Lessor, or any agent, employee, or representative of Lessor that are not expressly set forth herein. Lessee’s decision to lease the Premises is based solely upon lessee’s own inspection, examination and analysis of the Premises.  It is further understood that Lessor shall have no liability to Lessee for the condition of the Premises and Lessor leases the Premises to Lessee without any obligation on the part of Lessor to make any additions, improvements or alterations thereto.

8. Indemnification: Lessor shall not be responsible for damages to property or injuries to persons which may arise from or be incident to the use and occupation of the leased Premises, nor for damages to the property or injuries to the person of Lessee or of others who may be on said Premises at Lessee’s invitation. Lessee shall indemnify, release and hold Lessor harmless from liability for any and all claims for such damages or injuries to the property, the Premises, or to any persons.

9. Repairs, Alterations and Improvements: Lessee shall not make any additions, improvements, repairs, or alterations to the Premises without the prior written consent of Lessor in each and every instance. If this provision is violated, Lessee is liable for the cost of removal and restoration, plus applicable administrative cost. In the event the Lessor consents to the Lessee making any additions, improvements, repairs, or alterations to the Premises, Lessee shall remain liable for the cost of removal and restoration in accordance with Paragraph 11 below, plus applicable administrative cost.

Lessee acknowledges that the building is historic and that Lessor is thus subject to certain requirements under the National Historical Preservation Act (“NHPA”) and approval of the State Historic Preservation Office (“SHPO). Lessor’s consent, if granted, for any repairs, alterations or improvements under this Section 9 will be conditioned upon Lessor’s ability to satisfactorily comply with various requirements of the NHPA and its implementing regulations, including, without limitation, completion of the process under Section 106 of the regulations implementing the NHPA, which compliance shall be at the sole cost and expense of the Lessee. Such compliance and resulting restrictions, if any, on repairs and/or alterations or improvements, shall not be deemed to be unreasonable withholding, conditioning or delay of consent.

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Outlease Agreement Revised 10.19. 2016 RMH

10. Maintenance: Lessee shall at its sole cost and expense, maintain in good repair and tenantable condition the Premises: which shall include: 1) interior window coverings; 2) walls; 3) floors, floor tiles, and coverings; 4) lights, bulbs, lighting, fixtures; 5) telecommunication services and data services; and 6) Lessee’s Alterations. Lessee shall also be responsible for cosmetic repairs including but not limited to repair and replacement of the carpet, wall and window coverings and painting in the Premises. In the event Lessee fails to maintain the Premises, the Lessor may engage in maintenance and repair of the Premises at Lessee’s expense. Lessee shall reimburse the Postal Service for all such costs of maintenance and repair plus applicable administrative costs within ten (10) business days of a request therefor from the Lessor.

Lessor shall, except as otherwise specified herein and except for damages resulting from the act or omissions or the negligence of the Lessee, its employees, agents, contractors, licensees, or invitees, maintain in good repair and tenantable condition the Building shell elements which include: the foundation, roof, structure, and base building systems that service the Premises which include the heating, cooling and ventilation for the building (“HVAC”), electrical, plumbing and life safety systems for the Building, and any and all equipment, fixtures, and appurtenances, whether severable or nonseverable, furnished by the Lessor under this Outlease.

Lessee shall be responsible to maintain the Premises in good repair and tenantable condition, including the building roof, structures, and any and all equipment, fixtures, and appurtenances, whether severable or nonseverable, furnished by the Lessor under this Outlease. Lessee’s maintenance responsibility includes janitorial/custodial services and snow removal. Lessee affirms and acknowledges that the sole responsibility for maintenance under this Outlease is Lessee at its sole cost and expense and that Lessor has no responsibility whatsoever.

11. Surrender and Restoration: Lessee assumes all responsibility and liability to restore the Premises. Upon the expiration, or early termination of this Outlease, Lessee shall at its sole costs and expense (i) vacate the Premises, (ii) remove its personal property therefrom, (iii) yield and place Lessor in peaceful possession of the Premises, free and clear of any liens, claims or encumbrances caused by Lessee and (iv) restore the Premises to “broom clean” condition and to as good as a condition that the Premises existed at the commencement of this Outlease, including, without limitation, removal of any alterations, Improvements or additions Lessee made to the Premises which the Lessor requests Lessee to remove, ordinary wear and tear and damage by the elements excepted. In the event Lessee fails to remove its personal property and such alterations, Improvements or additions as may be required to be removed, and restore the Premises to the aforesaid condition, then the Lessor shall remove such items and restore the Premises and Lessee shall reimburse Lessor for all costs plus applicable administrative costs. If Lessee shall fail to so vacate and surrender the Premises to Lessor as aforesaid on or before the expiration of the Outlease Term or any earlier termination date, in addition to any and all remedies that Lessor may have at law or at equity, Lessee shall be deemed to be a holdover tenant.

12. Sublease and Assignment: Lessee shall have no right to assign or sublease this Outlease. Lessee shall neither transfer, or assign this Outlease or any of its rights hereunder, nor sublet the Premises or any part thereof or any property thereon nor grant any interest, privilege or license whatsoever in connection with this Outlease. Any transfer, assignment, or sublease in violation of this clause shall constitute an Event of Default under Paragraph 18. Notwithstanding the foregoing, Lessee may request prior written consent from Lessor to transfer, assign, or sublease the Outlease to any subsidiary or affiliate of Lessee, and Lessor’s consent shall not be unreasonably withheld, provided Lessee at all times remains liable for the performance of all obligations under this Outlease. The term “affiliate” shall include any corporation or other entity that controls, is controlled by, or is under common control with Lessee. At the time of Lessee’s request for consent to an assign or sublease the Outlease to an affiliate, Lessee shall provide Lessor documentation supporting its request including financial information which shall include, but is not limited to, three years of tax returns, audited financial statements, a proposed assignment or sublease for Lessor’s review, and any additional documentation reasonably requested by Lessor to verify the status of the assignee or sublessee. In the event the Lessor consents to the subleasing or assignment of this Outlease, Lessee shall remain obligated to (i) pay rent and (ii) perform all other covenants under this Outlease.

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Outlease Agreement Revised 10.19. 2016 RMH

13. Taxes and Other Reimbursable Charges: In the event that a state or local tax is imposed upon the occupancy, use, possession, or leasehold interest of or in the real property herein leased, the obligation for the payment of the tax will be wholly that of the Lessee. Lessee shall pay the same when due without offset or deduction to the Lessor.

14. Insurance:

a.	If the Premises or any part of the Premises is damaged by fire or other casualty resulting from any act or negligence of Lessee or any of Lessee's agents, contractors, invitees, licensees, or employees, rent shall not be diminished or abated while such damages are under repair, and Lessee shall be responsible for the costs of repair not covered by insurance.

b.	Lessee must obtain, at no cost to the Lessor, a commercial general liability insurance policy naming Lessor as an additional named insured and providing minimum limits of liability for bodily injury of $500,000 for each person and $1,000,000 for each occurrence and $2,000,000 aggregate and property damage limits of $250,000 for each occurrence and $500,000 aggregate. A CERTIFICATE OF INSURANCE INCLUDING LESSOR AS AN ADDITIONAL INSURED THEREUNDER SHALL BE FURNISHED TO LESSOR. The certificate must include the following language: “Written notice must be provided to the United States Postal Service within thirty (30) days of the effective date of any reduction in coverage under, or termination or cancellation of, any of the policies described herein.”

c.	Lessee shall maintain insurance throughout the Outlease Term and any renewal thereof and furnish a copy of the Certificate to the Lessor on no less than an annual basis to the Real Estate Specialist at the following address: USPS, Attn: Sean M. Ford , 475 L’Enfant Plaza, SW, Room 6670, Washington, DC 20260-1862. Failure to provide and maintain the aforementioned insurance policy, with the required endorsement, in accordance with this paragraph may result in termination of this Outlease at the option of the Lessor.

15. Utilities: Except for telephone and/or other telecommunication services which includes, but is not limited to, internet and cable services. Lessor shall furnish Lessee with all utilities as presently installed in its as-is condition. Utilities will include electricity, gas, water and sewer for the Premises.

16. Signs: The Lessee’s name and location may be placed on the Building or outside of the Building, provided any signage so installed is in compliance with all laws and ordinances governing same, and approved in writing by the Lessor. Lessee agrees, at Outlease termination or expiration, to remove any signage so installed and restore any areas impacted by same in accordance with Paragraph 11 above, at Lessee’s sole cost, risk and expense. If Lessee fails to so remove and restore, Lessee shall be liable for the cost of removal and restoration, plus applicable administrative costs.

17. Entry: The Lessor reserves the right to enter the Premises at all reasonable hours to inspect it, show same or to make such repairs, additions or alterations as Lessor considers necessary. Exercise of any such right in accordance with the terms of this Section 17 shall not be considered a constructive eviction or a disturbance of Lessee's business or occupancy. Lessor shall provide Lessee with at least 24 hours prior notice of such entry, provided, however, that Lessor shall have the right to enter the Premises without prior notice in the event of an emergency.

18. Default by Lessee: The occurrence of any one or more of the following events shall constitute a default and breach of this Outlease by Lessee (hereinafter “Event of “Default”): (i) Lessee fails to make any payment of Rent on the Rent Due Date or any other payment required to be made by the Lessee under this Outlease, when due, and such failure shall continue for a period of ten (10) days after Lessor has given Lessee written notice of such failure; or (ii) Lessee abandons the Premises for thirty days or more, or fails to observe or perform any term, covenant, condition or the provisions of this Outlease required to be observed or performed by Lessee, where such failure is not cured to the full satisfaction of the Lessor within 30 days after written notice by the Lessor to Lessee of said failure Upon such Event of Default by Lessee, the Lessor, at its option, without further notice or demand, shall have the right to any one or more of the following remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein: a) declare this Outlease ended and terminated and may re-enter the Premises and remove all persons or things therefrom, and the Lessee hereby expressly waives all service of any demand or notice prescribed by any law or statute whatsoever; and (b) Lessor may enter the Premises and eject Lessee, forcibly or otherwise, without regard to any law or statute to the contrary, dispose of Lessee’s personal property in the Premises as deemed in the best interest of the Lessor, and Lessee shall be liable for such damages as Lessor may incur.

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Outlease Agreement Revised 10.19. 2016 RMH

19. Quiet Possession: Lessor covenants and warrants that upon performance by Lessee of its obligations hereunder, Lessor will keep Lessee in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Premises during the term of this Outlease.

20. Recording: This Outlease shall not be recorded.

21. Notice: Any notice, or advice to or demand given hereunder shall be in writing, and shall be sent by certified mail with return receipt or express mail with tracking, provided, however, that electronic notice shall be permitted provided that such electronic notice is confirmed by return electronic mail acknowledgement from the recipient and is followed by notice given by one of the other methods listed above. Notice shall be deemed to have been given or made on the day when the notice is deposited in the mail by certified mail/return receipt requested or express mail with tracking or the date of the electronic submission to the following addresses or to such other address as either party may hereafter from time to time specify in writing for such purpose.

If to Lessee:       American River Bank, a California Corporation

Attn: Mitchell Derenzo

1545 River Park Drive Suite # 107

Sacramento, CA 95815

If to Lessor:        Sean Ford, Real Estate Specialist

475 L’Enfant Plaza, SW, Room 6670

Washington, DC 20260-1862

22. No Waiver: The failure of Lessor to insist in any one or more instance upon performance of any of the terms, covenants, or conditions of this Outlease shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition. Lessee’s obligation with respect to such future performance shall continue in full force and effect.

23. Hazardous/Toxic Conditions Clause: Lessee shall comply with all federal, state and local laws, regulations, rules, ordinances, licensing and/or permit requirements within the Premises and the Building that relate to the protection of human health or the environment (hereinafter “Environmental Requirements”). If any activity of Lessee involves the storage on Premises, shipping to or from the Premises or any use on the Premises of any material, chemical or agent that qualifies as a hazardous or toxic substance under federal, state and local regulations or is an unregulated substance that has hazardous characteristics and is used, stored or transported in sufficient quantities to qualify as hazardous material (collectively, “Hazardous Materials”), then Lessee shall comply with all Environmental Requirements and shall provide the Contracting Officer with copies of all licenses, permits or authorizations for use, shipment, storage or transport of the Hazardous Materials as well as copies of any citations or listing of infractions and subsequent corrections by the Lessee. Copies of any changes in any and all licenses or permits must be forwarded to the Contracting Officer. Where more than one Environmental Requirement applies, the more stringent shall apply. If any Environmental Requirement(s) requires the filing of periodic reports by the Lessee, it shall be the obligation of Lessee under this Outlease to file a copy of any such periodic report(s) with the Lessor’s Contracting Officer at the same time such report(s) is filed with the federal, state or local government or its assignee.

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Outlease Agreement Revised 10.19. 2016 RMH

Lessor reserves the right to inspect the Premises at any reasonable time to ascertain if any Outlease violations occur. If any contamination, violation or hazardous condition, as reasonably determined by the Contracting Officer, occurs due to the handling, use, storage or transfer by Lessee of such Hazardous Materials, whether such contamination, violation or hazardous condition is discovered during the Outlease term or after expiration or termination thereof, Lessee shall be solely responsible for removal or remediation of the hazardous or toxic condition in accordance with federal, state and local regulations and permit requirements. Notwithstanding any other clause in this Section or in the Outlease, Lessee shall remove all of Lessee’s Hazardous Materials from the Premises at the expiration or termination of the Outlease and provide copies of all permits, notices and manifests required for such removal to Lessor. Lessee’s failure to comply with the provisions of this paragraph shall be grounds for termination of this Outlease for default. Receipt by Lessor of notices, reports, or any other information or documentation required herein shall not impose any responsibility on Lessor to supervise the affairs of Lessee nor relieve Lessee of its responsibility to comply fully with all applicable laws and regulations. The rights and remedies of Lessor provided in this clause are in addition to any other rights and remedies which may be available to Lessor by law or under this agreement. Lessee hereby indemnifies Lessor and its officers, agents, representatives, and employees from all claims, loss, damage, actions, causes of action, expense and/or liability, including the cost of defense, resulting from, brought for, or on account of any violation of this clause. This indemnity shall survive any termination or expiration of the Outlease Term or any Renewal Term.

24. Asbestos Containing Material (ACM):

For the purposes of this Paragraph 24, “Asbestos-Containing Material” (ACM) means any material containing more than 1% asbestos as determined by using the method specified in 40 CFR Part 763, Subpart E, Appendix E. “Friable asbestos material” means any ACM that, when dry, can be crumbled, pulverized, or reduced to powder by hand pressure.

The Premises may, or may not, contain ACM. It is Lessee's responsibility to review the Asbestos Survey a copy of which is attached hereto as Exhibit E. Lessee understands and agrees that the Asbestos Survey is provided for informational purposes only. Should Lessee contract for custodial services or any other services (including construction, repairs, etc.), Lessee shall notify its contractor of the existence of ACM, where applicable, and provide its contractor with a copy of any Asbestos Survey. Neither Lessee nor its contractor or any other party is entitled to rely on the accuracy of the Asbestos Survey.

In the event Lessee performs any alteration, repair or work within the Premises and Lessee subsequently discovers or identifies ACM in the Premises, Lessee shall provide written notice to the USPS Contracting Officer within 48 hours of discovery of the ACM. Lessee agrees at Lessee’s sole cost and expense to remove and/or abate any friable ACM and to coordinate all work with Lessor. Lessee further agrees to provide Lessor copies of all documents, including sampling, lab work, tests and test results tests related to the ACM and performance of the work.

Any renovation or alteration performed by Lessee impacting or potentially impacting ACM requires the prior written approval of the USPS Contracting Officer and in the event of such approval Lessee shall coordinate all work with the Lessor. In performance of any work that impacts or potentially impacts ACM, Lessee shall comply with all applicable local, state, and federal laws, as well as all USPS requirements, including USPS asbestos policies, plans, management instructions, and environmental policies (“ Lessor Asbestos Requirements”). Lessee must keep complete records of all such activity, and transfer them to Lessor at the termination of the Outlease.

Lessee agrees to require its contractor to act only in accordance with Lessor Asbestos Requirements. Should Lessee or any contractor providing services to or at the Premises have any questions or concerns regarding Lessor’s Asbestos Requirements, Lessee shall contact Lessor prior to undertaking any action at the Premises.

Lessee hereby indemnifies, releases, and holds harmless Lessor from any and all claims, losses, etc. in any way arising out of any work or activity performed related to this Paragraph 24.

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Outlease Agreement Revised 10.19. 2016 RMH

25. Headings: The headings used in this Outlease are for convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Outlease.

26. Successors: The provisions of this Outlease shall extend to and be binding upon Lessor and Lessee and their respective legal representatives, successors and assigns.

27. Consent: Lessor shall not unreasonably withhold or delay its consent with respect to any matter for which Lessor's consent is required or desirable under this Outlease.

28. Compliance with Laws: Lessee shall, and shall ensure that its employees, agents, affiliates, representatives and contractors, identify and fully comply with all laws, including, but not limited to, (i) federal, state, municipal and local laws, codes and regulations, (ii) the rules, orders, regulations and requirements of governmental departments and bureaus, and (iii) all codes, laws, ordinances and regulations of any public authority having jurisdiction over the Premises and pertaining to Lessee’s use, occupancy and condition of the Premises and all machinery, equipment and furnishings therein (hereinafter “Laws”). Lessee shall use due care in the occupation and use of the Premises. If any permits are required in order to allow Lessee to lawfully improve the Premises and to occupy and conduct its business in the Premises, then Lessee shall obtain and keep current such permits at Lessee's expense and promptly deliver a copy thereof to Lessor.

29. Final Agreement: This Outlease terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

30. Governing Law: This Outlease shall be governed, construed and interpreted by, through and under federal law. In the event there is no applicable federal law, the laws of the State of California shall apply.

31. General Conditions: This Outlease is subject to the General Conditions, attached hereto and incorporated herein as Exhibit D.

32.	Parking: Lessee shall have access to 10 reserved parking spaces, as depicted by reference to Bank of Amador on Exhibit B attached hereto.

33.	Building Hours & Access: The Building’s normal hours of operation are from 7:30 AM to 5:00 PM, local time, Monday through Friday, with the exception of Federal holidays (“Building’s Normal Operating Hours”). Access to the Premises is generally available to Lessee 7 days a week, 24 hours a day, 365 days per year, subject to causes beyond the reasonable control of Lessor and subject to change by Lessor.

The parties understand that from time to time and in emergency situations, the Lessor, at its own discretion, may be unable to allow or provide access to the Premises on a 24 hour a day, 7 day a week, 365 days per year basis, and may be unable to provide advance notice of such. In no event shall Lessor be liable to Lessee, its invitees, or other third parties for any damages or losses based on its failure to provide access to the Premises in the case of such emergency. However, to the extent that Lessor is unable to provide uninterrupted access to the Lessee during its Building Normal Operating Hours, the Lessee may be entitled to a rent abatement that is proportionate to the amount of time during which its access is so interrupted, unless such interruption is due to fire or other casualty, Acts of God, acts of a public enemy, riot or insurrection, vandalism, or other similar events or due to the negligent act or omission of Lessee, its agents, contractors, invitees, licensees, or employees.

34. Holding Over: If Lessee occupies the Premises beyond the Outlease Term or any properly exercised Renewal Term, without Lessor's written consent ("Hold Over"), Lessee shall be deemed to occupy the Premises on a month to month basis, terminable by either party on thirty (30) days written notice to the other party and all of the terms and provisions of this Outlease shall be applicable during that period, except that Lessee shall pay Lessor a monthly rental rate equal to one hundred fifty percent (150%) of the monthly rent applicable hereunder at the expiration of the previous Outlease Term or applicable Renewal Term, prorated for the number of days of such holding over. If Lessee refuses to vacate after receiving a notice of termination as provided in this paragraph, Lessee shall be deemed a Lessee at sufferance and Lessor may use self-help, or may institute a forcible detainer or similar action against Lessee or any other party in possession of the Premises, or pursue any other remedy available at law or in equity.

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Outlease Agreement Revised 10.19. 2016 RMH

Privacy Act Statement: Your information will be used to process your Outlease Agreement. Collection is authorized by 39 USC 401. Providing the information is voluntary, but if not provided, we may not process your request.  We may only disclose your information as follows: in relevant legal proceedings; to law enforcement when the USPS or requesting agency becomes aware of a violation of law; to a congressional office at your request; to entities or individuals under contract with USPS; to entities authorized to perform audits; to labor organizations as required by law; to federal, state, local or foreign government agencies regarding personnel matters; to the Equal Employment Opportunity Commission; to the Merit Systems Protection Board or Office of Special Counsel; to the Department of the Treasury under the Treasury Offset Program computer matching to establish an identity; and to financial institutions or payees to facilitate or resolve issues with payment services.  For more information regarding our privacy policies visit usps.com/privacy policy.

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Outlease Agreement Revised 10.19. 2016 RMH

ADDENDUM

Automated Teller Machines.  There is currently one ATM located on the northwest side of the Premises, as depicted in Exhibit A. Lessee will continue to, at its sole cost, maintain, repair, and replace the ATMs and keep the Common Area immediately adjacent to the ATMs free of litter generated in connection with the use of the ATM.  Lessee will provide all security measures that are customary for similar automated teller facilities, and Lessee’s operation and maintenance of the ATMs will be at Lessee’s own risk.  Lessee will review such security measures at least annually and revise the same, if necessary, to reflect security measures then being implemented by Lessee for similar installations in the metropolitan area.  Lessee will also be responsible for all appropriate safety measures related to access for the ATMs, including but not limited to floor mats during inclement weather, additional lighting, and similar measures designed to limit the potential for injury or damage to those accessing the ATMs.  Lessee agrees to defend, indemnify and hold Lessor harmless from any and all claims associated with access to and use of the ATMs.  Lessee will pay all personal property and other similar taxes or fees assessed or imposed on the ATM, if any.  Upon the expiration or earlier termination of this Lease, Lessee will remove the ATMs from the Premises, repair all damage to the Premises caused by such removal, and restore the areas in which the ATMs were installed to a condition and appearance which is substantially similar to the remainder of the lobby areas.

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Outlease Agreement Revised 10.19. 2016 RMH

EXECUTED BY LESSEE this 2nd day of May, 2017.

CORPORATION

By executing this Outlease, Lessee certifies that Lessee is not a USPS employee or contract employee (or an immediate family member of either), or a business organization substantially owned or controlled by a USPS employee or contract employee (or an immediate family member of either).

Name of Corporation: American River Bank, A California Corporation

By: Mitchell A. Derenzo, EVP & CFO	/s/ Mitchell A. Derenzo
Print Name & Title	Signature

David T. Taber, President & CEO	/s/ David T. Taber
Print Name & Title	Signature

Lessee’s Address:1545 River Park Drive

City: Sacramento

State: California

Zip + 4: 95815

e-mail:mderenzo@amrb.com

Lessee’s Telephone Number(s): 916-851-0123       FAX: __________________________

Federal Tax Identification No.: 94-2893864

/s/ Olivia Torres	/s/ Olivia Torres
Witness	Witness

a.	Where the Lessee is a corporation, leases and subleases entered into must have the corporate seal affixed or in place thereof the statement that the corporation has no seal.

b.	Where the Lessee is a corporation, municipal corporation, non-profit organization, or fraternal order or society, the Outlease must be accompanied by documentary evidence affirming the authority of the agent, or agents, to execute the Outlease to bind the corporation, municipal corporation, non-profit organization, or fraternal order or society for which he (or they) purports to act. The usual evidence required to establish such authority is in the form of extracts from the articles of incorporation, or bylaws, or the minutes of the board of directors duly certified by the custodian of such records, under the corporate seal. Such resolutions, when required, must contain the essential stipulations embodied in the Outlease. The names and official titles of the officers who are authorized to sign the Outlease must appear in the document.

c.	Any notice to Lessee provided under this Outlease or under any law or regulation must be in writing and submitted to Lessee at the address specified above, or at an address that Lessee has otherwise appropriately directed in writing. Any notice to the Postal Service provided under this Outlease or under any law or regulation must be in writing and submitted to “Contracting Officer, U.S. Postal Service” at the address specified below, or at an address that the Postal Service has otherwise directed in writing.

United States Postal Service Signatures on the following page

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Outlease Agreement Revised 10.19. 2016 RMH

ACCEPTANCE BY THE UNITED STATES POSTAL SERVICE

Date: 7/13/17

Joseph D. Lowe	/s/ Joseph D. Lowe
Contracting Officer	Signature of Contracting Officer

Address of Contracting Officer:

7029 Albert Pick Road

Greensboro, NC 27409

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Outlease Agreement Revised 10.19. 2016 RMH

Exhibit A

See Attached Floorplan

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Outlease Agreement Revised 10.19. 2016 RMH

Exhibit B

Parking

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Outlease Agreement Revised 10.19. 2016 RMH

Exhibit C

Rules and Regulations

A.       APPLICABILITY

These rules and regulations apply to all real property under the charge and control of the Postal Service, to all Lessees, tenant agencies, and to all persons entering or on such property. These rules and regulations shall be posted and kept posted at a conspicuous place on all such property.

B.       RECORDING PRESENCE

Except as otherwise ordered, properties must be closed to the public after normal business hours. Properties also may be closed to the public in emergency situations and at such times as may be necessary for the orderly conduct of business. Admission to properties when such properties are closed to the public may be limited to authorized individuals who may be required to sign the register and display identification documents when requested by security force personnel or other authorized individuals.

C.       GENERAL RESTRICTIONS

1.	Preservation of Property. Improperly disposing of rubbish, spitting, creating any hazard to persons or things, throwing articles of any kind from a building, climbing upon the roof or any part of a building, or willfully destroying, damaging, or removing any property or any part thereof, is prohibited.

2.	Conformity with Signs and Directions. All persons in and on the property shall comply with official signs of a prohibitory or directory nature, and with the directions of security force personnel or other authorized individuals.

3.	Inspection. Purses, briefcases, and other containers brought into, while on, or being removed from the property are subject to inspection. However, items brought directly to a postal facility’s customer mailing acceptance area and deposited in the mail are not subject to inspection, except as provided by section 274 of the Administrative Support Manual. A person arrested for violation of this section may be searched incident to that arrest.

D.       SPECIFIC RESTRICTIONS

1.	Disturbances. Disorderly conduct, or conduct which creates loud and unusual noise, or which obstructs the usual use of entrances, foyers, corridors, offices, elevators, stairways, and parking lots, or which otherwise tends to impede or disturb the public employees in the performance of their duties, or which otherwise impedes or disturbs the general public in transacting business or obtaining the services provided on property, is prohibited.

2.	Gambling. Participating in games for money or other personal property, the operating of gambling devices, the conduct of a lottery or pool, or the selling or purchasing of lottery tickets, is prohibited on postal premises. This prohibition does not apply to the vending or exchange of state lottery tickets at vending facilities operated by licensed blind persons where such lotteries are authorized by state law.

3.	Alcoholic Beverages and Drugs. A person under the influence of an alcoholic beverage or any drug that has been defined as a “controlled substance” may not enter postal property or operate a motor vehicle on postal property. The possession, sale, or use of any “controlled substance” (except when permitted by law) or the sale or use of any alcoholic beverage (except as authorized by the Postmaster General or designee) on postal premises is prohibited. The term “controlled substance” is defined in section 802 of title 21 U.S.C.

4.	Smoking and Sale of Tobacco Products in Vending Machines.

a.	Smoking (defined as having a lighted cigar, cigarette, pipe, or other smoking material) is prohibited in all postal buildings and office space, including public lobbies.

b.	The sale of tobacco products in vending machines located in or around postal property is prohibited. The distribution of free samples of tobacco products in or around postal property is also prohibited. The term “tobacco product” means cigarettes, cigars, little cigars, pipe tobacco, smokeless tobacco, snuff, and chewing tobacco.

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5.	Soliciting, Electioneering, Collecting Debts, Vending, and Advertising. Soliciting alms and contributions, campaigning for election to any public office, collecting private debts, commercial soliciting and vending, (including but not limited to, the vending of newspapers and other publications), the display or distribution of commercial advertising on postal premises, soliciting signatures on petitions, polls, or surveys (except as otherwise authorized by Postal Service regulations), and impeding ingress to or egress from post offices are prohibited. These prohibitions do not apply to:

a.	Commercial or nonprofit activities performed under contract with the Postal Service or pursuant to the provisions of the Randolph-Sheppard Act;

b.	Posting notices on bulletin boards as authorized in POSTAL OPERATIONS MANUAL 221.525;

c.	The solicitation of Postal Service and other federal military and civilian personnel for contributions by recognized agencies as authorized by the Manual on Fund Raising Within the Federal Service issued under Executive Order 10927 of March 13, 1961.

6.	Leafleting, picketing, etc. Leafleting, distributing literature, picketing, and demonstrating by members of the public are prohibited in lobbies and other interior areas of postal buildings open to the public. Public assembly and public address, except when conducted or sponsored by the Postal Service, are also prohibited in lobbies and other interior areas of postal buildings open to the public

7.	Voter registration. Voter registration may be conducted on postal premises only in full accordance with the requirements of 39 CFR 232.1(h)(4).

8.	Placement of furniture, etc. Except as part of postal activities or activities associated with those permitted under paragraph D.7 above, no tables, chairs, freestanding signs or posters, structures, or furniture of any type may be placed in postal lobbies or on postal walkways, steps, plazas, lawns or landscaped areas, driveways, parking lots, or other exterior spaces.

9.	Depositing Literature. The depositing or posting of handbills, flyers, pamphlets, signs, posters, placards, or other literature except official postal and other governmental notices and announcements on the grounds, walks, driveways, parking and maneuvering area, exteriors of buildings and other structures, or on the floors, walls, stairs, racks, counters, desks, writing tables, window ledges, or furnishings, in interior public areas on postal premises is prohibited. This prohibition does not apply to:

a.	Posting notices on bulletin boards as authorized in 221.525, POSTAL OPERATIONS MANUAL.

b.	Interior space assigned to tenancies for their exclusive use.

10.	Photographs for News, Advertising, or Commercial Purposes.

Except as prohibited by official signs or the directions of security force personnel or other authorized personnel or a federal court order or rule, photographs for news purposes may be taken in entrances, lobbies, foyers, corridors, or auditoriums when used for public meeting. Other photographs may be taken only with the permission of the local postmaster or installation head.

11.	Dogs and Other Animals. Dogs and other animals, except those used to assist persons with disabilities, must not be brought upon postal property for other than official purposes.

12.	Vehicular and Pedestrian Traffic

a.	Drivers of all vehicles in or on postal premises shall drive in a careful and safe manner at all times and shall comply with signals and directions of security force personnel, other authorized individuals, and all posted traffic signs.

b.	The blocking of entrances, driveways, walks, loading platforms, or fire hydrants is prohibited.

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c.	Parking without authority, parking in unauthorized locations or in locations reserved for other persons, or continuously in excess of 18 hours without permission, or contrary to the direction of posted signs is prohibited. The section may be supplemented by the postmaster or installation head from time to time by the issuance and posting of specific traffic directives as may be required. When so issued and posted, such directives shall have the same force and effect as if made a part thereof.

13.	Weapons and Explosives. No person while on postal property shall carry firearms, other dangerous or deadly weapons, or explosives, either openly or concealed, or store the same on postal property, except for official purposes.

E.       NONDISCRIMINATION

There must be no discrimination by segregation or otherwise against any person or persons because of race, color, religion, national origin, sex, age (persons 40 years of age or older are protected), reprisal (discrimination against a person for having filed or for having participated in the processing of an EEO complaint_29 CFR 1613.261-262), or physical or mental handicap, in furnishing, or by refusing to furnish to such person or persons the use of any facility of a public nature, including all services, privileges, accommodations, and activities provided on postal property.

F.       PENALTIES AND OTHER LAW

1.	Alleged violations of these rules and regulations are heard and the penalties prescribed herein are imposed, either in a Federal District Court or by a federal magistrate in accordance with applicable court rules. Questions regarding such rules should be directed to the regional counsel for the region involved.

2.	To the extent applicable under 39 CFR Part 232, whoever shall be found guilty of violating the rules and regulations in this notice while on property under the charge and control of the Postal Service is subject to fine of not more than $50 or imprisonment of not more than 30 days or both. Nothing contained in these rules and regulations shall be construed to abrogate any other federal laws or regulations or any state or local laws and regulations applicable to any area in which the property is situated.

3.	Members of the U.S. Postal Security Force shall exercise the powers of special policemen provided by 40 U.S.C. 318 and shall be responsible for enforcing the regulations in this notice in a manner that will protect Postal Service property. Postal inspectors, Office of Inspector General Criminal Investigators, and other persons designated by the chief Postal Inspector may likewise enforce regulations in this notice.

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Exhibit D

General Conditions

1.	Contingent Fees/Brokers

a. The Lessee warrants that no person or selling agency has been employed or retained to solicit or obtain this Outlease for a commission, percentage, brokerage, or contingent fee, except bona fide employees or bona fide, established commercial or selling agencies employed by the Lessee for the purpose of obtaining business.

b. For licensed employees or established commercial brokerage agencies employed by the parties for the purpose of leasing space for a brokerage commission, each party agrees to pay its respective agent a commission in accordance with the respective agreement(s) between the respective party and its agent/broker.

c. For breach or violation of this warranty, the Postal Service has the right to annul this contract without liability or to deduct from the contract price or otherwise recover the full amount of the commission, percentage, brokerage fee, or contingent fee.

2.	Non-Discrimination: The Lessee agrees that they will not discriminate by segregation or otherwise against any person or persons because of race, color, religion, national origin, sex, age (persons 40 years of age or older are protected), reprisal (discrimination against a person for having filed or for having participated in the processing of an EEO complaint 29 CFR 1613.261-262), or physical or mental handicap, in furnishing, or by refusing to furnish to such person or persons the use of any facility of a public nature, including all services, privileges, accommodations, and activities provided herein.

3.	Relocation: Lessee acknowledges that it acquires no right by virtue of execution of this Outlease to claim any benefits under Title 39, Code of Federal Regulations, Part 777 (Relocation Assistance and Real Property Acquisition Policies).

4.	Gratuities or Gifts (Clause 1-5: March 2006)

a.	The Postal Service may terminate this contract for default if, after notice and a hearing, the Postal Service Board of Contract Appeals determines that the Lessee or the Lessee’s agent or other representative:

i.	Offered or gave a gratuity or gift (as defined in 5 CFR 2635) to an officer or employee of the Postal Service; and

ii.Intended	by the gratuity or gift to obtain a contract or favorable treatment under a contract.

b.	The rights and remedies of the Postal Service provided in this clause are in addition to any other rights and remedies provided by law or under this contract.

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Outlease Agreement Revised 10.19. 2016 RMH

5.	Incorporation by Reference: In addition to the foregoing, the following clauses are incorporated in this contract by reference. The text of incorporated terms may be found in the Contract Clauses section of the Postal Service’s Supplying Principles and Practices manual, which is accessible on-line or upon request.

Clause 9-7, Equal Opportunity (March 2006)[1]
Clause 9-13, Affirmative Action for Handicapped Workers (March 2006)[2]
Clause 9-14, Affirmative Action for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible

Veterans (February 2010)[3]
Clause B-9, Claims and Disputes (March 2006)[4] For contracts aggregating payments of $10,000 or more.

_____________________

[1]For contracts aggregating payments of $10,000 or more.

[2]For contracts aggregating payments of $10,000 or more.

[3]For contracts aggregating payments of $25,000 or more.

[4] If a court of competent jurisdiction determines that the Contract Disputes Act (CDA) does not apply to this sublease, disputes not resolved through voluntary Alternative Dispute Resolution shall be heard in federal district court; otherwise, such disputes will be heard at the Postal Service Board of Contract Appeals or Court of Federal Claims, consistent with the CDA.

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Outlease Agreement Revised 10.19. 2016 RMH

Exhibit E

Asbestos Survey

(see attached)

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